Loan Agreement

Borrower (Party A):	Shaanxi Zhongbao Estate Co., Ltd.
Address:	Cao’er Village, Caotan Street, Weiyang District, City of Xi’an
Legal Representative:	Fei Qiongli
Telephone:	18623336969	Zip Code:

Lender (Party B):	Shaanxi Fengxi Construction Co., Ltd.
Address:	Shilipu Garden, Weiyang District, City of Xi’an
Legal Representative:	Liang Rong
Telephone:		Zip Code:

In order to accelerate the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, Party A needs to raise a loan from Party B. Holding the principles of honesty, good faith and mutual benefits, through negotiation and by consensus, both parties hereby enter into this agreement as follows:

I.  Loan Amount: ￥5,000,000; in words: RMB Five Million.

II. Purpose of Loan: To be used exclusively for demolition, relocation and compensation involved in the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, and shall not be used for any other purposes.

III. Term of Loan: Six months.
Within the term of loan hereunder, the actual issuance date and repayment date of the loan are subject to the Promissory Note. The Promissory Note is part of the agreement and has the same legal effects as the agreement.

IV. Borrower’s Promises:
Both parties agree that the loan is non-interest bearing, but Party A shall allow Party B’s affiliates to carry out a construction project of no less than 20,000 m² under the Cao’er Village program as a contractor, with no advances, quality security deposit or Contract Performance Bond to be paid. 80% of the amount payable for the construction work will be paid monthly based on Party B’s work progress, and the remaining balance will be fully discharged within one month after the construction has been completed and passed the acceptance inspection.  The contract price will be calculated based on the latest (most recent) fixed pricing of civil construction and related supporting documents (including documents concerning material fees and labor wages). The pricing shall be fixed with no downward cuts and treated as a Level One Type One project. On such premises, Party B shall not claim interest return from Party A’s use of the loan.

V. Lender’s Promises:
1. It will issue the loan in full amount as agreed herein.

2. It will keep the Borrower’s debt obligations, financials, production and business operation confidential.

VI. Liability for Breach of Contract
If Party A fails to fulfill the obligations stipulated in Article IV hereof, it shall bear the default liability for liquidated damage of no less than 50% of the loan amount.

VII. Dispute Resolution
For any dispute arising in the course of performing this agreement, both parties shall try to resolve it through negotiation first. If such negotiation fails,  any party may submit the dispute to a local court in Xi’an that has jurisdiction over the parties.

VIII.  Miscellaneous
1.  This agreement will become effective after it is imprinted with the signatures and business seals from both Borrower and Lender’s legal representatives or authorized signatories.
2. Matters not covered herein shall be handled in compliance with the state laws, statutes and regulations.
3. This agreement is executed in 4 originals, with two to Party A and two to Party B, all of which have the same legal effects.

Party A:                      Shaanxi Zhongbao Estate Co., Ltd. (company seal)
Legal Representative:  /s/ Fei Qiongli

Party B:                      Shaanxi Fengxi Construction Co., Ltd. (company seal)
Legal Representative:  /s/ Liang Rong

Date:           April 20, 2011

Loan Agreement

Borrower (Party A):	Shaanxi Zhongbao Estate Co., Ltd.
Address:	Cao’er Village, Caotan Street, Weiyang District, City of Xi’an
Legal Representative:	Fei Qiongli
Telephone:	18623336969	Zip Code:

Lender (Party B):	Shaanxi Fengxi Construction Project Co., Ltd.
Address:
Legal Representative:	LIANG Rong
Telephone:		Zip Code:

In order to accelerate the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, Party A needs to raise a loan from Party B. Holding the principles of honesty, good faith and mutual benefits, through negotiation and by consensus, both parties hereby enter into this agreement as follows:

I.  Loan Amount: ￥5,000,000; in words: RMB Five Million.

II. Purpose of Loan: To be used exclusively for demolition, relocation and compensation involved in the urban-village reconstruction of Cao’er Village at Caotan Street in Weiyang District of Xi’an, and shall not be used for any other purposes.

III. Term of Loan: 6 months.
Within the term of loan hereunder, the actual issuance date and repayment date of the loan are subject to the Promissory Note. The Promissory Note is part of the agreement and has the same legal effects as the agreement.

IV. Party A’s Promises:
Party A shall let Party carry out the construction project of no less than 20,000 m² under the Cao’er Village program, with no fund advances, and without paying quality assurance security and contract performance bond; and shall pay 80% of the construction fee based on the monthly progress, with the balance to be repaid in full upon the acceptance inspection of the project.  The housing contractor price shall be calculated on the basis of the latest housing construction price standard as provided by Shaanxi Province and in relevant documents (including material and labor cost adjustment documents), with no downward adjustment, and shall be charged at first-class, first-type project rate.  Upon this premise, Party B will not charge a income proceeds for the use of the fund.

V. Lender’s Promises:
1. It will issue the loan in full amount as agreed herein.
2. It will keep the Borrower’s debt obligations, financials, production and business operation confidential.

VI. Liability for Breach of Contract
If Party A fails to fulfill the obligations stipulated in Article IV hereof, it shall bear the default liability for liquidated damage of no less than 50% of the loan amount.

VII. Dispute Resolution
For any dispute arising in the course of performing this agreement, both parties shall try to resolve it through negotiation first. If such negotiation fails,  any party may submit the dispute to a local court in Xi’an that has jurisdiction over the parties.

VIII.  Miscellaneous
1.  This agreement will become effective after it is imprinted with the signatures and business seals from both Borrower and Lender’s legal representatives or authorized signatories.
2. Matters not covered herein shall be handled in compliance with the state laws, statutes and regulations.
3. This agreement is executed in 4 originals, with two to Party A and two to Party B, all of which have the same legal effect.

Party A:                      Shaanxi Zhongbao Estate Co., Ltd. (company seal)
Legal Representative:   /s/ Fei Qiongli

Party B:                      Shaanxi Fengxi Construction Project Co., Ltd. (company seal)
Legal Representative:   /s/ Liang Rong

Date:           October 21, 2011